UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 27, 2010

CARDINAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24557 (Commission File Number)	54-1874630 (I.R.S. Employer Identification No.)

8270 Greensboro Drive, Suite 500 McLean, Virginia (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code:  (703) 584-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On January 27, 2010, Cardinal Financial Corporation (“Cardinal”) issued a press release reporting its financial results for the period ended December 31, 2009.  A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 8.01 Other Events.

On January 27, 2010, Cardinal’s Board of Directors declared a cash dividend of $0.02 for each share of its common stock outstanding. The dividend is payable on February 22, 2010 to shareholders of record on February 9, 2010. Based on the current number of shares outstanding, the aggregate payment will be approximately $574,000.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL FINANCIAL CORPORATION
(Registrant)

Date: January 27, 2010	By:	/s/ Mark A. Wendel
Mark A. Wendel
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 27, 2010.